Exhibit: 99.2

Old National Bancorp
Financial Trends
Fourth Quarter 2006
January 29, 2007
Please direct inquiries to:
Christopher A. Wolking, Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan Kissel, Vice President & Corporate Controller (812) 465-7290

Notes:	•	All share and per share data have been adjusted for stock dividends.

	•	Summations may not equal due to rounding.

	•	In connection with certain derivative transactions related to interest rate swap agreements, the Company restated the years ended December 31, 2003, 2004, and the quarterly results for the periods ended March 31, June 30, and September 30, 2004 and 2005. For additional information regarding this restatement, see Form 8-K filed on January 31, 2006.

Old National Bancorp

Financial Summary
Fourth Quarter 2006

					2005				2006
2003	2004	2005	2006		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)
$65.5	$63.1	$63.8	$79.4	NET INCOME	$14.6	$25.2	$4.5	$19.5	$20.7	$20.2	$21.0	$17.5
2.5	2.8	(14.8)	—	INCOME from Discontinued Operations (net of tax)	(1.0)	0.5	(14.4)	—	—	—	—	—
63.1	60.3	78.6	79.4	INCOME from Continuing Operations (net of tax)	15.6	24.7	18.9	19.5	20.7	20.2	21.0	17.5

				Diluted EPS
$0.93	$0.90	$0.93	$1.20	Net Income	$0.21	$0.37	$0.07	$0.28	$0.31	$0.30	$0.32	$0.27
0.03	0.04	(0.22)	—	Income from Discontinued Operations	(0.01)	—	(0.21)	—	—	—	—	—
0.90	0.86	1.15	1.20	Income from Continuing Operations	0.22	0.37	0.28	0.28	0.31	0.30	0.32	0.27

				Ratios — Net Income
8.72%	8.83%	9.31%	12.43%	Return on Average Common Equity	8.27%	14.56%	2.66%	11.69%	12.68%	12.82%	13.40%	10.87%
0.69%	0.69%	0.74%	0.97%	Return on Average Assets	0.66%	1.16%	0.21%	0.92%	1.00%	0.97%	1.04%	0.87%

				Ratios — Income from Continuing Operations
8.40%	8.44%	11.47%	12.43%	Return on Average Common Equity	8.83%	14.24%	11.16%	11.69%	12.68%	12.82%	13.40%	10.87%
0.66%	0.66%	0.91%	0.97%	Return on Average Assets	0.71%	1.13%	0.88%	0.92%	1.00%	0.97%	1.04%	0.87%
60.84%	73.92%	65.43%	68.53%	Efficiency Ratio	70.58%	59.87%	65.02%	66.87%	66.91%	66.05%	67.13%	74.27%
3.18%	3.08%	3.09%	3.15%	Net Interest Margin (FTE)	3.05%	3.07%	3.16%	3.09%	3.18%	3.18%	3.15%	3.09%

				Capital Ratios:
				Risk-Based Capital Ratios (EOP):
11.1%	11.2%	10.6%	11.1%	Tier 1	11.0%	10.1%	10.4%	10.6%	10.7%	10.4%	11.0%	11.1%
14.7%	14.9%	14.4%	14.5%	Total	14.7%	13.8%	14.1%	14.4%	14.5%	14.1%	14.9%	14.5%
7.4%	7.7%	7.7%	8.0%	Leverage Ratio (to Average Assets)	7.7%	7.2%	7.6%	7.7%	7.8%	7.6%	7.9%	8.0%

7.86%	7.83%	7.94%	7.81%	Total Equity to Assets (Averages)	7.99%	7.95%	7.91%	7.91%	7.86%	7.59%	7.78%	8.01%

				Per Common Share Data:
0.69	0.72	0.76	0.84	Cash Dividends Declared	0.19	0.19	0.19	0.19	0.21	0.21	0.21	0.21
74%	80%	81%	70%	Dividend Payout Ratio	90%	51%	288%	66%	68%	69%	66%	79%
10.31	10.16	9.61	9.66	Book Value (EOP)	9.72	10.18	9.84	9.61	9.53	9.24	9.68	9.66
20.72	24.63	21.64	18.92	Market Value (EOP)	20.30	21.40	21.22	21.64	21.64	19.97	19.10	18.92

				Other Statistics
2,842	2,565	2,572	2,568	Full Time Equivalent Employees (1)	2,549	2,616	2,599	2,572	2,542	2,527	2,518	2,568

FTE — Fully taxable equivalent basis

EOP — End of period actual balances

(1)	Based on the number of employees associated with continuing operations.

Old National Bancorp

INCOME STATEMENT
($ In Millions except EPS information)

Twelve Months		Change			Fourth Quarter		Change
2006	2005	$	%		2006	2005	$	%

$471.2	$446.8	$24.5	5.5%	Interest Income (FTE)	$118.8	$114.7	$4.0	3.5%
239.0	206.1	32.9	16.0%	Less: Interest Expense	62.7	55.9	6.8	12.1%

232.2	240.7	(8.4)	-3.5%	Net Interest Income (FTE)	56.0	58.8	(2.8)	-4.7%

19.5	20.3	(0.8)	-3.7%	Wealth Management Fees	4.7	4.7	(0.1)	-1.2%
42.3	47.2	(4.9)	-10.3%	Service Charges on Deposit Accounts	11.1	11.5	(0.4)	-3.1%
41.5	35.2	6.2	17.7%	Insurance Premiums and Commissions	12.3	8.6	3.7	42.3%
8.7	9.0	(0.3)	-3.1%	Investment Product Fees	2.4	1.8	0.5	29.8%
4.1	4.9	(0.8)	-15.8%	Mortgage Banking Revenue	1.3	0.5	0.8	152.4%
34.7	45.9	(11.2)	-24.4%	Other Income	5.5	22.9	(17.4)	-76.0%

150.8	162.4	(11.6)	-7.2%	Total Fees, Service Charges & Other Rev.	37.2	50.0	(12.8)	-25.6%

1.5	0.9	0.6	63.3%	Gains (Losses) Sales of Securities	0.8	(0.3)	1.0	N/M
1.5	(3.4)	4.9	144.0%	Gains (Losses) Derivatives	(0.4)	(4.1)	3.6	89.2%

153.8	159.9	(6.1)	-3.8%	Total Noninterest Income	37.6	45.7	(8.1)	-17.8%

386.0	400.6	(14.5)	-3.6%	Total Revenues (FTE)	93.6	104.5	(10.9)	-10.4%

157.6	147.8	9.8	6.7%	Salaries and Employee Benefits	41.8	34.1	7.7	22.4%
19.9	20.4	(0.4)	-2.1%	Occupancy	4.8	5.6	(0.9)	-15.2%
12.7	14.4	(1.7)	-11.7%	Equipment	3.1	3.4	(0.4)	-11.1%
18.0	21.2	(3.2)	-15.3%	Data Processing	4.4	5.4	(0.9)	-17.2%
19.6	18.2	1.4	7.5%	Marketing & Communication	5.1	4.7	0.4	8.4%
7.6	9.3	(1.7)	-18.2%	Professional Fees	1.9	2.9	(0.9)	-32.8%
29.2	30.9	(1.7)	-5.5%	Other Expense	8.4	13.7	(5.3)	-38.7%

264.6	262.1	2.5	0.9%	Total Noninterest Expense	69.5	69.8	(0.3)	-0.5%

7.0	23.1	(16.1)	-69.7%	Provision for loan losses	—	6.0	(6.0)	-100.0%

114.5	115.4	(0.9)	-0.8%	Income before Income Taxes and Discontinued Operations (FTE)	24.1	28.6	(4.5)	-15.8%

15.6	15.3	0.3	2.1%	Income Taxes on Continuing Ops.	2.2	4.0	(1.8)	-44.3%
19.5	21.5	(2.0)	-9.3%	FTE Adjustment	4.4	5.2	(0.8)	-15.7%

35.1	36.8	(1.7)	-4.5%	Total Taxes (FTE)	6.6	9.1	(2.6)	-28.1%

79.4	78.6	0.8	1.0%	Income from Continuing Operations	17.5	19.5	(2.0)	-10.1%
—	(14.8)	14.8	100.0%	Income from Discontinued Ops., (net of tax)	—	—	—	N/M

$79.4	$63.8	$15.6	24.5%	Net Income	$17.5	$19.5	$(2.0)	-10.1%

				Diluted EPS
$1.20	$1.15	$0.05	4.3%	Income from Continuing Operations	$0.27	$0.28	$(0.01)	-4.2%
—	(0.22)	0.22	100.0%	Income from Discontinued Operations	—	—	—	N/M

$1.20	$0.93	$0.27	29.3%	Net Income	$0.27	$0.28	$(0.01)	-4.3%

				Average Common Shares Outstanding (000’s)
66,226	68,095	(1,869)	-2.7%	Basic	65,797	67,323	(1,526)	-2.3%
66,261	68,256	(1,995)	-2.9%	Diluted	65,868	67,591	(1,724)	-2.6%

66,503	67,649	(1,145)	-1.7%	Common Shares Outstanding (EOP) (000’s)	66,503	67,649	(1,145)	-1.7%

FTE — Fully taxable equivalent basis

EOP — End of period actual balances

N/M = Not meaningful

Old National Bancorp
NET INCOME TRENDS
Fourth Quarter 2006
($ In Millions except EPS information)

					2005				2006
2003	2004	2005	2006		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$494.8	$441.0	$446.8	$471.2	Interest Income (FTE)	$108.3	$110.5	$113.1	$114.7	$114.7	$118.9	$118.8	$118.8
214.4	185.4	206.1	239.0	Less: Interest Expense	47.6	50.3	52.2	55.9	55.3	59.3	61.7	62.7

280.4	255.7	240.7	232.2	Net Interest Income (FTE)	60.8	60.2	60.9	58.8	59.5	59.6	57.1	56.0

20.4	20.4	20.3	19.5	Wealth Management Fees	4.9	5.6	5.0	4.7	5.2	5.0	4.7	4.7
44.9	48.5	47.2	42.3	Service Charges on Deposit Accounts	11.1	12.1	12.5	11.5	9.9	10.7	10.6	11.1
22.4	32.8	35.2	41.5	Insurance Premiums and Commissions	9.1	9.1	8.5	8.6	11.0	9.5	8.8	12.3
10.6	12.0	9.0	8.7	Investment Product Fees	2.6	2.3	2.2	1.8	2.3	2.0	2.0	2.4
19.1	8.5	4.9	4.1	Mortgage Banking Revenue	1.4	1.3	1.8	0.5	1.2	0.6	1.0	1.3
23.1	27.0	45.9	34.7	Other Income	7.7	6.9	8.4	22.9	11.9	8.6	8.7	5.5

140.5	149.2	162.4	150.8	Total Fees, Service Charges & Other Rev.	36.7	37.3	38.4	50.0	41.4	36.3	35.8	37.2

23.6	2.9	0.9	1.5	Gains (Losses) Sales of Securities	(0.5)	1.0	0.7	(0.3)	(0.1)	0.1	0.8	0.8
8.9	10.8	(3.4)	1.5	Gains (Losses) Derivatives	(2.9)	8.1	(4.6)	(4.1)	1.6	0.4	(0.1)	(0.4)

172.9	162.9	159.9	153.8	Total Noninterest Income	33.3	46.5	34.5	45.7	42.9	36.8	36.6	37.6

453.4	418.5	400.6	386.0	Total Revenues (FTE)	94.0	106.7	95.4	104.5	102.4	96.4	93.7	93.6

151.4	171.9	147.8	157.6	Salaries and Employee Benefits	39.0	38.7	35.9	34.1	41.3	37.7	36.8	41.8
17.0	19.3	20.4	19.9	Occupancy	5.0	5.1	4.6	5.6	5.2	4.9	5.1	4.8
13.8	14.2	14.4	12.7	Equipment	3.5	3.9	3.6	3.4	3.4	3.2	3.1	3.1
18.9	21.6	21.2	18.0	Data Processing	5.4	5.3	5.1	5.4	4.6	4.5	4.4	4.4
22.0	20.5	18.2	19.6	Marketing & Communication	4.4	4.8	4.2	4.7	4.6	4.9	4.9	5.1
8.8	25.9	9.3	7.6	Professional Fees	2.1	2.0	2.3	2.9	2.0	1.9	1.8	1.9
44.0	36.0	30.9	29.2	Other Expense	6.8	4.0	6.3	13.7	7.4	6.5	6.8	8.4

275.8	309.4	262.1	264.6	Total Noninterest Expense	66.4	63.9	62.0	69.8	68.5	63.7	62.9	69.5

85.0	22.4	23.1	7.0	Provision for Loan Losses	5.1	6.0	6.0	6.0	3.5	3.5	—	—

92.6	86.7	115.4	114.5	Income before Taxes and Disco. Ops. (FTE)	22.6	36.8	27.4	28.6	30.4	29.2	30.8	24.1

4.4	2.5	15.3	15.6	Income Taxes on Continuing Ops.	1.4	6.6	3.2	4.0	4.6	3.8	5.0	2.2
25.1	23.9	21.5	19.5	FTE Adjustment	5.6	5.5	5.2	5.2	5.1	5.2	4.8	4.4

29.5	26.4	36.8	35.1	Total Taxes (FTE)	7.0	12.1	8.5	9.1	9.7	9.1	9.8	6.6

63.1	60.3	78.6	79.4	Income from Continuing Operations	15.6	24.7	18.9	19.5	20.7	20.2	21.0	17.5
2.5	2.8	(14.8)	—	Income from Discontinued Ops., (net of tax)	(1.0)	0.5	(14.4)	—	—	—	—	—

$65.5	$63.1	$63.8	$79.4	Net Income	$14.6	$25.2	$4.5	$19.5	$20.7	$20.2	$21.0	$17.5

				Diluted EPS
$0.90	$0.86	$1.15	$1.20	Income from Continuing Operations	$0.22	$0.37	$0.28	$0.28	$0.31	$0.30	$0.32	$0.27
0.03	0.04	(0.22)	—	Income from Discontinued Operations	(0.01)	—	(0.21)	—	—	—	—	—

$0.93	$0.90	$0.93	$1.20	Net Income	$0.21	$0.37	$0.07	$0.28	$0.31	$0.30	$0.32	$0.27

70,118	69,452	68,095	66,226	Average Basic Common Shares (000’s)	68,589	68,471	68,011	67,323	67,016	66,283	65,823	65,797
70,174	70,024	68,256	66,261	Average Diluted Common Shares (000’s)	68,787	68,488	68,331	67,591	67,317	66,353	65,853	65,868

FTE — Fully taxable equivalent basis

Old National Bancorp

Balance Sheet (EOP)
Fourth Quarter 2006
($ in Millions)

	12/31/2006	9/30/2006	12/31/2005	Change from Prior Year
				$	%

Assets
Securities:
Treasury & Government Sponsored Agencies	$680.2	$546.7	$509.7	$170.4	33.4%
Municipals	273.3	297.2	488.4	(215.0)	-44.0%
Mortgage Backed	1,147.0	1,192.6	1,253.3	(106.3)	-8.5%
Fed Funds Sold	83.5	78.8	123.9	(40.4)	-32.6%
Other (1)	479.7	247.0	298.2	181.6	60.9%

Total Investments (1)	2,663.7	2,362.2	2,673.5	(9.8)	-0.4%

Residential Real Estate Loans Held for Sale	16.6	15.9	43.8	(27.2)	-62.0%
Loans:
Commercial Loans & Leases	1,629.9	1,598.1	1,553.7	76.1	4.9%
Commercial & Agriculture Real Estate	1,386.4	1,406.9	1,534.4	(148.0)	-9.6%
Consumer:
Home Equity	284.8	294.3	337.4	(52.6)	-15.6%
Other Consumer Loans	914.1	925.0	924.4	(10.3)	-1.1%

Subtotal	4,215.1	4,224.2	4,349.9	(134.8)	-3.1%
Residential Real Estate	484.9	492.1	543.9	(59.0)	-10.8%

Total Loans	4,700.0	4,716.3	4,893.8	(193.8)	-4.0%

Total Earning Assets	7,380.3	7,094.4	7,611.2	(230.8)	-3.0%

Allowance for Loan Losses	(67.8)	(71.6)	(78.8)	(11.1)	-14.0%
Nonearning Assets:
Cash and Due from Banks	210.3	176.6	245.4	(35.1)	-14.3%
Premises & Equipment	122.9	123.1	199.9	(77.0)	-38.5%
Goodwill & Intangible Assets	134.2	134.7	136.3	(2.2)	-1.6%
Other Assets	369.6	462.7	378.1	(8.5)	-2.3%

Total Nonearning Assets	837.0	897.1	959.7	(122.8)	-12.8%

Total Assets	$8,149.5	$7,919.9	$8,492.0	$(342.5)	-4.0%

Liabilities & Equity
Noninterest-bearing Demand Deposits	$877.9	$844.9	$891.5	$(13.7)	-1.5%
NOW Accounts	1,449.2	1,328.9	1,640.7	(191.5)	-11.7%
Savings Accounts	437.7	411.4	480.4	(42.7)	-8.9%
Money Market Accounts	925.3	868.8	869.0	56.3	6.5%
Other Time under $100,000	1,369.0	1,381.5	1,378.0	(9.0)	-0.7%
Other Time $100,000 & over	932.6	912.3	840.9	91.7	10.9%

Total Core Deposits	5,991.6	5,747.8	6,100.5	(108.9)	-1.8%

Borrowed Funds:
Short-term Borrowings	312.9	301.5	302.8	10.1	3.4%
Brokered CD’s	329.9	336.1	365.1	(35.2)	-9.6%
Long-term Borrowings	747.5	772.2	954.9	(207.4)	-21.7%

Total Borrowed Funds	1,390.3	1,409.8	1,622.8	(232.4)	-14.3%

Accrued Expenses & Other Liabilities	125.2	119.5	118.8	6.4	5.4%

Total Liabilities	7,507.1	7,277.1	7,842.1	(335.0)	-4.3%

Common Stock, Capital Surplus & Retained Earnings	667.5	663.3	671.7	(4.2)	-0.6%
Other Comprehensive Income	(25.1)	(20.5)	(21.8)	(3.4)	15.4%

Total Shareholders Equity	642.4	642.8	649.9	(7.5)	-1.2%

Total Liabilities & Shareholders Equity	$8,149.5	$7,919.9	$8,492.0	$(342.5)	-4.0%

EOP — End of period actual balances

N/M = Not meaningful

(1)	Includes money market investments.

Old National Bancorp

Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

					2005				2006
2003	2004	2005	2006		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

				Assets
				Securities:
$629.0	$640.4	$574.1	$584.3	Treasury & Gov’t Sponsored Agencies	$693.2	$610.6	$508.9	$483.9	$539.6	$635.0	$589.9	$572.9
667.5	638.4	536.9	408.5	Municipals	592.5	566.2	507.0	481.9	487.2	477.4	380.1	289.2
1,709.9	1,422.5	1,346.9	1,215.0	Mortgage Backed	1,447.8	1,356.8	1,288.1	1,294.9	1,251.4	1,238.2	1,199.8	1,170.3
4.9	68.0	12.6	50.3	Fed Funds Sold	0.6	0.3	4.0	45.7	49.3	4.2	10.1	137.7
143.8	180.4	298.4	291.9	Other (1)	289.4	300.9	302.3	300.9	293.1	274.5	250.9	349.2

3,155.1	2,949.7	2,769.0	2,550.0	Total Investments (1)	3,023.5	2,834.8	2,610.3	2,607.3	2,620.5	2,629.3	2,430.8	2,519.3

				Loans:
1,686.7	1,611.1	1,578.2	1,592.3	Commercial Loans & Leases	1,503.9	1,580.3	1,623.8	1,605.0	1,535.9	1,591.0	1,619.1	1,623.1
1,866.1	1,767.5	1,604.2	1,466.2	Commercial & Agriculture Real Estate	1,636.0	1,619.4	1,613.0	1,548.4	1,519.7	1,491.9	1,457.9	1,395.1
				Consumer:
295.8	348.9	357.6	307.1	Home Equity	362.7	360.1	361.4	346.3	327.1	311.3	300.6	289.3
799.8	847.6	889.9	929.7	Other Consumer Loans	861.2	861.1	910.9	926.3	927.0	938.9	933.6	919.4

4,648.3	4,575.1	4,429.9	4,295.3	Subtotal	4,363.7	4,420.9	4,509.1	4,426.0	4,309.7	4,333.2	4,311.3	4,226.9
1,003.1	765.5	584.7	527.9	Residential Real Estate (2)	576.7	585.0	594.1	583.0	557.9	527.5	519.4	506.7

5,651.4	5,340.7	5,014.7	4,823.1	Total Loans (2)	4,940.4	5,005.9	5,103.2	5,009.0	4,867.6	4,860.7	4,830.7	4,733.5

8,806.6	8,290.4	7,783.6	7,373.1	Total Earning Assets	7,963.9	7,840.8	7,713.6	7,616.3	7,488.1	7,490.0	7,261.5	7,252.9

(89.1)	(97.8)	(82.9)	(76.5)	Allowance for Loan Losses	(86.6)	(84.3)	(81.1)	(79.8)	(79.1)	(77.9)	(77.0)	(71.8)
838.5	930.9	925.8	876.7	Nonearning Assets	939.9	964.5	919.1	879.6	880.7	884.9	881.0	860.4

$9,556.0	$9,123.5	$8,626.5	$8,173.4	Total Assets	$8,817.2	$8,721.0	$8,551.6	$8,416.2	$8,289.7	$8,296.9	$8,065.5	$8,041.5

				Liabilities & Equity
$752.8	$803.1	$837.6	$800.7	Noninterest-bearing Demand Deposits	$836.7	$834.3	$843.9	$835.4	$811.3	$795.5	$793.0	$802.9
1,504.7	1,735.6	1,754.9	1,429.8	NOW Accounts	1,883.7	1,832.4	1,687.7	1,615.8	1,506.9	1,437.7	1,360.8	1,413.6
479.3	471.3	485.3	441.3	Savings Accounts	484.0	487.7	491.6	478.0	489.5	444.8	415.5	415.3
612.0	587.0	695.0	886.2	Money Market Accounts	579.7	643.3	724.7	832.2	883.2	895.8	872.4	893.1
2,766.7	2,449.3	2,202.4	2,277.9	Other Time	2,201.5	2,205.7	2,222.7	2,179.6	2,233.9	2,232.9	2,311.3	2,333.4

6,115.5	6,046.3	5,975.2	5,835.8	Total Core Deposits	5,985.7	6,003.4	5,970.6	5,941.0	5,924.8	5,806.8	5,753.2	5,858.4

				Borrowed Funds:
687.6	406.1	388.2	402.2	Short-term Borrowings	415.4	437.2	388.6	311.4	298.6	530.9	461.4	318.1
296.0	375.3	376.2	338.4	Brokered CD’s	384.6	380.3	372.4	367.4	352.8	335.7	334.2	331.1
1,577.1	1,463.5	1,094.6	835.6	Long-term Borrowings	1,218.5	1,102.1	1,044.0	1,013.9	938.0	860.6	771.4	772.4

2,560.7	2,244.9	1,858.9	1,576.3	Total Borrowed Funds	2,018.5	1,919.6	1,805.0	1,692.6	1,589.4	1,727.1	1,567.0	1,421.6

128.8	117.8	107.1	123.0	Accrued Expenses & Other Liabilities	108.1	104.4	99.4	116.6	123.8	133.0	117.9	117.3

8,805.0	8,408.9	7,941.2	7,535.1	Total Liabilities	8,112.3	8,027.4	7,875.1	7,750.2	7,637.9	7,667.0	7,438.0	7,397.3

717.4	708.0	690.9	666.2	Common Stock, Surplus & Retained Earnings	699.5	701.6	681.3	681.2	671.1	663.8	664.2	665.6
33.6	6.6	(5.6)	(27.8)	Other Comprehensive Income	5.5	(8.0)	(4.8)	(15.2)	(19.3)	(33.8)	(36.7)	(21.4)

751.0	714.6	685.3	638.4	Total Shareholders Equity	704.9	693.6	676.5	666.0	651.8	630.0	627.5	644.2

$9,556.0	$9,123.5	$8,626.5	$8,173.4	Total Liabilities & Shareholders Equity	$8,817.2	$8,721.0	$8,551.6	$8,416.2	$8,289.7	$8,296.9	$8,065.5	$8,041.5

(1)	Includes money market investments.

(2)	Includes residential loans held for sale.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

2003	2004	2005	2006		2005				2006
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets:
				Securities:
3.83%	3.18%	3.44%	4.55%	Treasury & Gov’t Sponsored Agencies	3.10%	3.28%	3.64%	3.89%	4.26%	4.49%	4.66%	4.75%
7.02%	6.92%	6.88%	6.93%	Municipals	6.87%	6.90%	6.86%	6.91%	6.85%	6.89%	7.00%	7.05%
4.12%	4.18%	4.24%	4.55%	Mortgage Backed	4.15%	4.21%	4.26%	4.36%	4.45%	4.57%	4.61%	4.59%
1.15%	1.56%	4.19%	5.09%	Fed Funds Sold	2.49%	3.78%	3.74%	4.25%	4.34%	5.14%	5.40%	5.33%
4.28%	3.62%	4.50%	5.17%	Other (1)	4.18%	4.40%	4.69%	4.73%	5.05%	5.31%	4.99%	5.29%

4.68%	4.46%	4.61%	5.01%	Total Investments (1)	4.44%	4.57%	4.69%	4.78%	4.92%	5.05%	5.04%	5.05%

				Loans:
5.61%	5.41%	6.39%	7.32%	Commercial Loans & Leases	6.02%	6.32%	6.45%	6.75%	7.06%	7.30%	7.48%	7.43%
5.87%	5.70%	6.36%	7.27%	Commercial & Agriculture Real Estate	6.13%	6.16%	6.42%	6.74%	7.00%	7.22%	7.35%	7.54%
				Consumer:
5.12%	5.17%	6.28%	8.04%	Home Equity	5.84%	6.13%	6.35%	6.82%	7.60%	8.02%	8.32%	8.29%
8.00%	7.16%	6.93%	7.13%	Other Consumer Loans	6.91%	6.95%	7.01%	6.85%	6.96%	7.05%	7.22%	7.30%

6.10%	5.83%	6.48%	7.31%	Subtotal	6.22%	6.36%	6.54%	6.77%	7.05%	7.27%	7.44%	7.49%
6.37%	5.60%	5.47%	5.54%	Residential Real Estate Loans (2)	5.40%	5.48%	5.50%	5.49%	5.41%	5.45%	5.66%	5.64%

6.14%	5.79%	6.36%	7.12%	Total Loans (2)	6.12%	6.26%	6.42%	6.62%	6.86%	7.07%	7.25%	7.30%

5.62%	5.32%	5.74%	6.39%	Total Earning Assets	5.48%	5.65%	5.84%	6.00%	6.18%	6.36%	6.51%	6.52%

				Interest-bearing Liabilities:
0.90%	0.94%	1.44%	1.92%	NOW Accounts	1.27%	1.39%	1.48%	1.65%	1.80%	1.87%	1.93%	2.07%
0.73%	0.47%	0.87%	1.28%	Savings Accounts	0.61%	0.74%	0.98%	1.13%	1.33%	1.16%	1.25%	1.39%
0.94%	1.10%	2.71%	3.32%	Money Market Accounts	1.99%	2.37%	2.88%	3.30%	3.23%	3.19%	3.38%	3.48%
3.96%	3.25%	3.32%	4.15%	Other Time	3.14%	3.23%	3.34%	3.57%	3.78%	3.99%	4.30%	4.51%

2.47%	1.99%	2.36%	3.12%	Total Interest-bearing Deposits	2.09%	2.24%	2.44%	2.69%	2.87%	2.99%	3.23%	3.39%

				Borrowed Funds:
1.06%	0.96%	2.48%	3.98%	Short-term Borrowings	1.97%	2.45%	2.71%	2.92%	3.25%	4.18%	4.26%	3.89%
4.92%	4.71%	4.64%	4.57%	Brokered CD’s	4.56%	4.67%	4.66%	4.65%	4.35%	4.50%	4.74%	4.71%
3.81%	4.05%	5.26%	6.03%	Long-term Borrowings	4.89%	5.25%	5.22%	5.77%	5.58%	5.91%	6.34%	6.41%

3.20%	3.60%	4.55%	5.20%	Total Borrowed Funds	4.23%	4.49%	4.57%	5.00%	4.87%	5.10%	5.39%	5.45%

2.71%	2.48%	2.95%	3.61%	Total Interest-bearing Liabilities	2.69%	2.85%	2.99%	3.26%	3.34%	3.53%	3.75%	3.84%

2.91%	2.84%	2.79%	2.78%	Net Interest Rate Spread	2.79%	2.80%	2.85%	2.73%	2.83%	2.83%	2.76%	2.68%

3.18%	3.08%	3.09%	3.15%	Net Interest Margin	3.05%	3.07%	3.16%	3.09%	3.18%	3.18%	3.15%	3.09%

FTE — Fully taxable equivalent basis

(1)	Includes money market investments.

(2)	Includes residential loans held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

2003	2004	2005	2006		2005				2006
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$87.7	$95.2	$85.7	$78.8	Beginning Allowance for Loan Losses	$85.7	$86.3	$80.6	$81.4	$78.8	$76.8	$76.4	$71.6
85.0	22.4	23.1	7.0	Provision for Loan Losses	5.1	6.0	6.0	6.0	3.5	3.5	—	—
(9.3)	0.7	—	—	Transfer to Allow. Unfunded Commitments	—	—	—	—	—	—	—	—
(61.6)	(41.2)	(36.1)	(27.9)	Gross Charge-offs	(6.3)	(8.7)	(9.4)	(11.6)	(7.4)	(6.4)	(4.6)	(9.6)
(14.7)	(4.6)	(5.3)	(2.8)	Write-downs from Loans Sold	—	(5.3)	—	—	—	—	(2.8)	—
8.2	13.2	11.5	12.7	Gross Recoveries	1.8	2.4	4.1	3.1	1.9	2.4	2.6	5.7

(68.1)	(32.6)	(30.0)	(18.1)	Net Charge-offs	(4.5)	(11.7)	(5.3)	(8.5)	(5.5)	(4.0)	(4.7)	(3.8)

$95.2	$85.7	$78.8	$67.8	Ending Allowance for Loan Losses	$86.3	$80.6	$81.4	$78.8	$76.8	$76.4	$71.6	$67.8

1.21%	0.61%	0.60%	0.37%	Net Charge-offs / Average Loans (1)	0.37%	0.93%	0.41%	0.68%	0.46%	0.33%	0.39%	0.32%

5,651.4	5,340.7	5,014.7	4,823.1	Average Loans Outstanding (1)	4,940.4	5,005.9	5,103.2	5,009.0	4,867.6	4,860.7	4,830.7	4,733.5

5,586.5	4,987.3	4,937.6	4,716.6	EOP Loans Outstanding (1)	4,972.0	5,071.8	5,158.5	4,937.6	4,831.5	4,875.9	4,732.2	4,716.6

1.70%	1.72%	1.60%	1.44%	Allowance for Loan Loss / EOP Loans (1)	1.74%	1.59%	1.58%	1.60%	1.59%	1.57%	1.51%	1.44%

				Underperforming Assets:
$5.1	$2.4	$1.8	$2.1	Loans 90 Days & over (still accruing)	$1.8	$2.4	$1.9	$1.8	$1.4	$1.3	$3.1	$2.1

				Non-performing Loans:
104.6	54.9	55.6	41.5	Nonaccrual Loans	55.2	49.0	58.8	55.6	51.4	51.7	44.9	41.5
—	—	—	0.1	Renegotiated Loans	—	—	—	—	—	0.1	0.1	0.1

104.6	54.9	55.6	41.6	Total Non-performing Loans	55.2	49.0	58.8	55.6	51.4	51.8	44.9	41.6

8.8	8.3	3.6	3.3	Foreclosed properties	5.1	4.3	3.4	3.6	2.3	2.9	4.0	3.3

$118.5	$65.6	$61.0	$47.0	Total Underperforming Assets	$62.0	$55.8	$64.1	$61.0	$55.1	$56.1	$52.1	$47.0

1.87%	1.10%	1.13%	0.88%	Non-performing loans / EOP Loans (1)	1.11%	0.97%	1.14%	1.13%	1.06%	1.06%	0.95%	0.88%

91%	156%	142%	163%	Allowance to Non-performing Loans	156%	165%	138%	142%	150%	147%	159%	163%

2.12%	1.31%	1.24%	1.00%	Under-performing Assets / EOP Loans (1)	1.25%	1.10%	1.24%	1.24%	1.14%	1.15%	1.10%	1.00%

9,363.2	8,898.3	8,492.0	8,149.5	EOP Total Assets	8,793.0	8,648.5	8,535.3	8,492.0	8,244.9	8,306.5	7,919.9	8,149.5
1.27%	0.74%	0.72%	0.58%	Under-performing Assets / EOP Assets	0.71%	0.64%	0.75%	0.72%	0.67%	0.67%	0.66%	0.58%

EOP — End of period actual balances

(1)	Includes residential loans held for sale.